POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Christina Banthin, Nicholas Huth, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

333-207256

333-216084

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

333-202147

333-220167

333-220168

333-229766

333-229769

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

333-218513

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-203542

333-214140

333-216769

333-216770

333-216772

333-222322

333-223706

333-223708

333-223714

333-223717

333-229568

333-229588

333-229589

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option, Structured Capital Strategies® and Structured Capital Strategies® PLUS.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statement(s) to be filed, as necessary, relating to funding agreements issued as an alternative to an escrow account.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

333-207015

333-229235

333-229236

Form N-6 registration statement(s) to be filed as necessary. Form N-6 registration statement(s) to be filed in the 2nd or 3rd Quarter of 2019, for the new “Corporate Owned Incentive Life” policies. Form N-6 registration statement(s) to be filed in the 3rd or 4th Quarter of 2019, for the new “Survivorship Incentive Life Legacy” policies.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Thomas Buberl
Thomas Buberl, Director

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Christina Banthin, Nicholas Huth, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

333-207256

333-216084

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

333-202147

333-220167

333-220168

333-229766

333-229769

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

333-218513

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-203542

333-214140

333-216769

333-216770

333-216772

333-222322

333-223706

333-223708

333-223714

333-223717

333-229568

333-229588

333-229589

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option, Structured Capital Strategies® and Structured Capital Strategies® PLUS.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statement(s) to be filed, as necessary, relating to funding agreements issued as an alternative to an escrow account.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

333-207015

333-229235

333-229236

Form N-6 registration statement(s) to be filed as necessary. Form N-6 registration statement(s) to be filed in the 2nd or 3rd Quarter of 2019, for the new “Corporate Owned Incentive Life” policies. Form N-6 registration statement(s) to be filed in the 3rd or 4th Quarter of 2019, for the new “Survivorship Incentive Life Legacy” policies.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Gerald Harlin
Gerald Harlin, Director

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Christina Banthin, Nicholas Huth, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

333-207256

333-216084

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

333-202147

333-220167

333-220168

333-229766

333-229769

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

333-218513

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-203542

333-214140

333-216769

333-216770

333-216772

333-222322

333-223706

333-223708

333-223714

333-223717

333-229568

333-229588

333-229589

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option, Structured Capital Strategies® and Structured Capital Strategies® PLUS.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statement(s) to be filed, as necessary, relating to funding agreements issued as an alternative to an escrow account.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

333-207015

333-229235

333-229236

Form N-6 registration statement(s) to be filed as necessary. Form N-6 registration statement(s) to be filed in the 2nd or 3rd Quarter of 2019, for the new “Corporate Owned Incentive Life” policies. Form N-6 registration statement(s) to be filed in the 3rd or 4th Quarter of 2019, for the new “Survivorship Incentive Life Legacy” policies.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Daniel G. Kaye
Daniel G. Kaye, Director

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Christina Banthin, Nicholas Huth, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

333-207256

333-216084

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

333-202147

333-220167

333-220168

333-229766

333-229769

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

333-218513

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-203542

333-214140

333-216769

333-216770

333-216772

333-222322

333-223706

333-223708

333-223714

333-223717

333-229568

333-229588

333-229589

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option, Structured Capital Strategies® and Structured Capital Strategies® PLUS.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statement(s) to be filed, as necessary, relating to funding agreements issued as an alternative to an escrow account.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

333-207015

333-229235

333-229236

Form N-6 registration statement(s) to be filed as necessary. Form N-6 registration statement(s) to be filed in the 2nd or 3rd Quarter of 2019, for the new “Corporate Owned Incentive Life” policies. Form N-6 registration statement(s) to be filed in the 3rd or 4th Quarter of 2019, for the new “Survivorship Incentive Life Legacy” policies.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Kristi A. Matus
Kristi A. Matus, Director

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Christina Banthin, Nicholas Huth, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

333-207256

333-216084

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

333-202147

333-220167

333-220168

333-229766

333-229769

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

333-218513

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-203542

333-214140

333-216769

333-216770

333-216772

333-222322

333-223706

333-223708

333-223714

333-223717

333-229568

333-229588

333-229589

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option, Structured Capital Strategies® and Structured Capital Strategies® PLUS.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statement(s) to be filed, as necessary, relating to funding agreements issued as an alternative to an escrow account.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

333-207015

333-229235

333-229236

Form N-6 registration statement(s) to be filed as necessary. Form N-6 registration statement(s) to be filed in the 2nd or 3rd Quarter of 2019, for the new “Corporate Owned Incentive Life” policies. Form N-6 registration statement(s) to be filed in the 3rd or 4th Quarter of 2019, for the new “Survivorship Incentive Life Legacy” policies.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Anders B. Malmstrom
Anders B. Malmstrom,
Senior Executive Director and Chief Financial Officer

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Christina Banthin, Nicholas Huth, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

333-207256

333-216084

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

333-202147

333-220167

333-220168

333-229766

333-229769

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

333-218513

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-203542

333-214140

333-216769

333-216770

333-216772

333-222322

333-223706

333-223708

333-223714

333-223717

333-229568

333-229588

333-229589

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option, Structured Capital Strategies® and Structured Capital Strategies® PLUS.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statement(s) to be filed, as necessary, relating to funding agreements issued as an alternative to an escrow account.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

333-207015

333-229235

333-229236

Form N-6 registration statement(s) to be filed as necessary. Form N-6 registration statement(s) to be filed in the 2nd or 3rd Quarter of 2019, for the new “Corporate Owned Incentive Life” policies. Form N-6 registration statement(s) to be filed in the 3rd or 4th Quarter of 2019, for the new “Survivorship Incentive Life Legacy” policies.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Andrea Nitzan
Andrea Nitzan,
Managing Director, Chief Accounting Officer and Controller

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Christina Banthin, Nicholas Huth, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

333-207256

333-216084

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

333-202147

333-220167

333-220168

333-229766

333-229769

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

333-218513

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-203542

333-214140

333-216769

333-216770

333-216772

333-222322

333-223706

333-223708

333-223714

333-223717

333-229568

333-229588

333-229589

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option, Structured Capital Strategies® and Structured Capital Strategies® PLUS.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statement(s) to be filed, as necessary, relating to funding agreements issued as an alternative to an escrow account.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

333-207015

333-229235

333-229236

Form N-6 registration statement(s) to be filed as necessary. Form N-6 registration statement(s) to be filed in the 2nd or 3rd Quarter of 2019, for the new “Corporate Owned Incentive Life” policies. Form N-6 registration statement(s) to be filed in the 3rd or 4th Quarter of 2019, for the new “Survivorship Incentive Life Legacy” policies.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Mark Pearson
Mark Pearson, Chairman of the Board, Chief Executive Officer and Director

AXA Equitable

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Christina Banthin, Nicholas Huth, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-44996

333-61380

333-64751

333-73121

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-79379

333-96177

333-127445

333-137206

333-142414

333-160951

333-165395

333-207256

333-216084

Form N-4 registration statement(s) to be filed as necessary.

Separate Account No. 70 of AXA Equitable Life Insurance Company (811-22651)

333-178750

333-182795

333-182796

333-182903

333-190033

333-202147

333-220167

333-220168

333-229766

333-229769

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-146143

333-153809

333-186807

333-218513

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-203542

333-214140

333-216769

333-216770

333-216772

333-222322

333-223706

333-223708

333-223714

333-223717

333-229568

333-229588

333-229589

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible annuity contracts. This includes, but is not limited to, the Structured Investment Option, Structured Capital Strategies® and Structured Capital Strategies® PLUS.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered in connection with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1 or S-3 registration statement(s) to be filed, as necessary, relating to funding agreements issued as an alternative to an escrow account.

Form S-1, S-3, N-3, N-4 or N-6 registration statements to be filed, as necessary, including but not limited to, any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-115985

333-132200

333-134307

333-207015

333-229235

333-229236

Form N-6 registration statement(s) to be filed as necessary. Form N-6 registration statement(s) to be filed in the 2nd or 3rd Quarter of 2019, for the new “Corporate Owned Incentive Life” policies. Form N-6 registration statement(s) to be filed in the 3rd or 4th Quarter of 2019, for the new “Survivorship Incentive Life Legacy” policies.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements(s) to be filed as necessary.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Charles G.T. Stonehill
Charles G.T. Stonehill, Director

AXA Equitable